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                                                                      EXHIBIT 10


                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No.33-80738 for Hartford Life Insurance Company Separate Account Three on Form N-4.


                                             /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997